                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             BellSouth Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LATIN AMERICA
TRACKING STOCK
INFORMATION]



"This graphic will be placed on BellSouth's Investors Relation's homepage, www.bellsouth.com/investor/. The graphic will contain a link to the web page for BellSouth's Latin America Tracking Stock website. By clicking on the graphic, users will be directed to the aforementioned website.

(Note: items in border are new to site since previous posting.)

                                [BELLSOUTH LOGO]
                      LATIN AMERICA TRACKING STOCK WEBSITE


Record date: October 17, 2000

View Proxy Voting Instructions and vote on-line or by telephone

(www.bellsouth.com/investor/la/proxy_vote)

View Special Meeting Information (www.bellsouth.com/investor/la/meeting.)

View Contact Information (www.bellsouth.com/investor/la/contacts)

Download Definitive Proxy Statement filed with the SEC (PDF Format: 926K)

View Definitive Proxy Statement filed with the SEC (HTML Format)

View Press Release announcing definitive SEC filing (October 11, 2000)

                                [BELLSOUTH LOGO]


                      PROXY VOTING INSTRUCTIONS AND ACCESS

Vote by Internet
Vote by Telephone


In addition to voting by mail or in person at the BellSouth Special Meeting of Shareholders, you can also take advantage of two cost-effective and convenient ways to vote your shares -- through the Internet or by using a touch-tone telephone. IF YOU VOTE USING THE INTERNET OR TELEPHONE, YOU DO NOT HAVE TO MAIL YOUR PROXY CARD OR ATTEND THE BELLSOUTH SPECIAL MEETING OF SHAREHOLDERS.

>VOTE BY INTERNET

IF YOUR SHARES ARE REGISTERED IN YOUR NAME:

         1. Follow this link http://www.proxyvoting.com/bls. This site is available 24 hours a day, 7 days a week.

         2. Enter the 11-digit VOTER CONTROL NUMBER located in the box in the lower right hand corner of your proxy card.

         3.       Follow on-screen instructions.

         NOTE: If you are experiencing problems while voting, please call 1-877-807-8895.

IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, BUT ARE HELD BY A BANK, BROKER, OR OTHER NOMINEE:

         1. Follow this link http://www.proxyvote.com. This site is available 24 hours a day, 7 days a week.

         2. Enter the 12-digit VOTER CONTROL NUMBER located on your voting instruction form.

         3.       Follow on-screen instructions.

         Note: If your shares are not registered in your name, the bank, broker or other nominee holding your shares may not offer Internet proxy voting. If your proxy card does not include Internet voting instructions, please vote by mail. IF YOU ARE OFFERED INTERNET PROXY VOTING AND ARE EXPERIENCING PROBLEMS WHILE VOTING, PLEASE CONTACT YOUR BROKER OR INDIVIDUAL RESPONSIBLE FOR YOUR ACCOUNT.

>VOTE BY TELEPHONE (TOUCH-TONE)

IF YOUR SHARES ARE REGISTERED IN YOUR NAME:

         1. Call toll-free 1-800-840-1208. Have your proxy card in hand. You will be asked to enter a control number, which is located in the box in the lower right hand corner of your proxy card.

         2. Enter the 11-digit VOTER CONTROL NUMBER located in the box in the lower right hand corner of your proxy card.

         3.       Follow recorded instructions.

         NOTE: If you are experiencing problems while voting, please call 1-877-807-8895.

IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, BUT ARE HELD BY A BANK, BROKER, OR OTHER NOMINEE:

         1. Call the telephone number listed on your voting instruction card. Be sure to have your 12-digit control number available, it is located on your voting instruction card.

         2.       Follow recorded instructions.

                  Note: If your shares are not registered in your name, the bank, broker or other nominee holding your shares may not offer telephone proxy voting. If your proxy card does not include telephone voting instructions, please vote by mail. IF YOU ARE OFFERED TELEPHONE PROXY VOTING AND ARE EXPERIENCING PROBLEMS WHILE VOTING, PLEASE CONTACT YOUR BROKER OR INDIVIDUAL RESPONSIBLE FOR YOUR ACCOUNT.

         IF YOU VOTE YOUR SHARES BY INTERNET OR BY USING THE TELEPHONE,
                      PLEASE DO NOT RETURN YOUR PROXY CARD

                                [BELLSOUTH LOGO]

                    BELLSOUTH SPECIAL MEETING OF SHAREHOLDERS
                         -LATIN AMERICA TRACKING STOCK-


Time & Date:      December 5, 2000 at 9:00am, Eastern Time

Location:         Cobb Galleria Centre
                  Two Galleria Parkway
                  Atlanta, Georgia 30339


Download Driving Directions to the Special Meeting of Shareholders (PDF format:
XXK) (URL: www.bellsouth.com/investor/la/drive.pdf)

For Mapquest.com driving directions from your front door, click here

                                SPECIAL MEETING
                                  OF BELLSOUTH
                                  SHAREHOLDERS

                                    TUESDAY
                                DECEMBER 5, 2000

                               9:00 A.M. EASTERN
                                         TIME

                                     [MAP]

                                     [MAP]

DIRECTIONS TO THE COBB GALLERIA CENTRE, TWO GALLERIA PARKWAY, ATLANTA, GEORGIA

NORTHBOUND ON I-75: Take exit 259B (I-285 Westbound); take Cobb Pkwy./Dobbins ARB/U.S. Hwy. 41 exit. Turn left at traffic light, southbound onto Cobb Pkwy.; continue under overpass and make a left turn at second traffic light onto Galleria Drive.

SOUTHBOUND ON I-75: Take exit 259 (I-285 Westbound); take the Cobb Pkwy./U.S. Hwy. 41 exit. Turn left at traffic light, southbound onto Cobb Pkwy.; continue under overpass and make a left turn at second traffic light onto Galleria Drive.

WESTBOUND ON I-285: Take exit 20 (Cobb Pkwy./Dobbins ARB/U.S. Hwy. 41). Turn left at traffic light, southbound onto Cobb Pkwy.; continue under overpass and make a left turn at second traffic light onto Galleria Drive.

EASTBOUND ON I-285: Take exit 19 (Cobb Pkwy./Dobbins ARB) and turn right onto Cobb Pkwy. headed south; turn left at next traffic light onto Galleria Drive.

                               CONTACT INFORMATION


- If you are a REGISTERED SHAREHOLDER and have consented to viewing the Proxy statement online and would like one mailed, please call 1-800-493-7683.

- If you have any questions regarding the CONTENT OF THE PROXY STATEMENT, please call 1-800-969-2372.

- If you are a REGISTERED SHAREHOLDER and are experiencing technical difficulties while VOTING YOUR PROXY, please call 1-877-807-8895.

IR SITE CHANGES (www.bellsouth.com/investor)

1.       On Shareholder Services page,
         (http://www.bellsouth.com/investor/ir_shareholder.shtml) add section above the 'Top 10 Reasons' section. Update left navigation (Vote Your Proxy) and page bookmarks on the top of the page.

         >VOTE YOUR PROXY -- BELLSOUTH LATIN AMERICA TRACKING STOCK
         View Proxy Voting Instructions and vote on-line or by telephone. (URL www.bellsouth.com/investor/la/proxy_vote.html)

2.       On Financial Reports page
         (http://www.bellsouth.com/investor/ir_financial.shtml#proxy), add onto drop down menu under 'Proxy Statements':

               2000LA: HTML (URL: www.bellsouth.com/investor/la/proxy_00h) 2000LA: PDF (926KB)(URL: www.bellsouth.com/investor/la/proxy_00p)


3.       On the Presentations page
         (http://www.bellsouth.com/investor/ir_speeches.shtml), add in chronological order

         COMING DECEMBER 5, 2000: BELLSOUTH SPECIAL MEETING OF SHAREHOLDERS -- LATIN AMERICA TRACKING STOCK
         View Presentation Materials
         (Link to www.bellsouth.com/investor/la/meeting.html)